Securian Funds Trust
Supplement dated May 23, 2018 to the Prospectus of Securian Funds Trust dated May 1, 2018.
Effective May 1, 2018, Lena S. Harhaj was added as an additional portfolio manager for the SFT Core Bond Fund.
The text on page 5, under the caption “SFT Core Bond Fund: Management,” is replaced by the following:
SFT Core Bond Fund: Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Thomas B. Houghton Vice President and Portfolio Manager, Securian AM	April 29, 2005
Daniel A. Henken Vice President and Portfolio Manager, Securian AM	December 1, 2017
Lena S. Harhaj Portfolio Manager, Securian AM	May 1, 2018
The text relating to the SFT Core Bond Fund starting on page 118, under the caption “Portfolio Managers,” is replaced by the following:
Portfolio Managers
Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Core Bond	Thomas B. Houghton Vice President and Portfolio Manager, Securian AM	April 29, 2005	Vice President and Portfolio Manager since August 2003, Securian AM
	Daniel A. Henken Vice President and Portfolio Manager, Securian AM	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Investment Officer since August 2010, Securian AM
	Lena S. Harhaj Portfolio Manager, Securian AM	May 1, 2018	Portfolio Manager since December 2017, previously Total Return Portfolio Analyst since April 2016, Senior Investment Analyst 2013-2016, and Associate Mortgage Analyst 2010-2013, Securian AM
Please retain this supplement for future reference.

F91665 05-2018